BTCS

Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

September 2022

Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity, the risk profile of our digital asset holdings, plans regarding securing other proof of stake blockchains, expected gross margins, our balance sheet growth, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing both our digital asset data analytics platform and our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, the rewards and costs associated with validating transactions on proof-of-stake blockchains, a significant decrease in the value of our digital asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our digital assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 11, 2022. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS' website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS

Company Overview

BTCS Company Overview

BTCS generates revenue by securing **next-generation blockchain** networks that power Web 3. Our strategy focuses on the pending launch of our Digital Asset Platform that should attract users with consolidated crypto analytic tools and allow them to participate in blockchain networks by staking to our validator nodes, thus generating opportunities to drive **scalable growth** for BTCS.

Core Business

- Non-custodial Staking-as-a-Service
- Blockchain infrastructure focus
- Robust API driven analytics platform

Value Proposition

- Only pure-play Nasdaq listed staking company
- Executive leadership team with extensive industry and capital markets experience
- Over 8 years blockchain focus
- Unique and scalable business model

2022 Highlights

- 2022 H1 $1.1 million revenue*
- 79% Gross Margins*
- Debt-free
- 36% insider ownership
- Launched public Beta of proprietary Digital Asset Platform
- Hired CTO to accelerate R&D efforts
- First U.S. public company to pay a dividend in Bitcoin (the "Bividend")

*For the six months ended June 30, 2022.

BTCS Scalable Business Model

Blockchain Infrastructure

- BTCS secures disruptive next-generation Proof-of-Stake ("PoS") blockchains that can power **DeFi, NFT, and Metaverse ecosystems**.
- We **earn revenue** by staking our digital assets and running nodes 24/7, actively securing networks, and validating transactions on PoS blockchains.


bitcoin
CARDANO
Polkadot.
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

Digital Asset Platform

- BTCS' Digital Asset Platform provides users with a **one-stop-shop dashboard** to consolidate crypto portfolio data across multiple exchanges, track cumulative performance, and provide useful insights.
- The Platform should attract users and provide a simple means to **delegate/stake** user tokens to BTCS run validator nodes, boosting BTCS revenue growth through scale.
- BTCS will receive a percentage of token holders staking rewards as a validator node **fee**.



BTCS

Blockchain Networks Secured by BTCS

BTCS' current **blockchain infrastructure** operations are comprised of the blockchain networks described below. Our expansion strategy involves the evaluation of **high utility** and **promising blockchains** that can be supported on our Digital Asset Platform.

ETHEREUM
Leading smart contract layer-one decentralized platform.

TEZOS
Self-upgradable, security-focused, and energy-efficient PoS blockchain.

COSMOS
"The internet of blockchains" ecosystem for interoperability.

KAVA
Lightning fast network connecting Cosmos and Ethereum.

CARDANO
Sustainability focused blockchain based on peer-reviewed research.

POLYGON
Protocol for building and connecting Ethereum - compatible blockchain networks.

POLKADOT
Enables multiple networks to operate together seamlessly.

KUSAMA
Scalable network for early stage Polkadot deployments.

SOLANA
High speed network for dApp development and scalability.

AVALANCHE
Fast, low cost open-source platform for dApps.

Oasis
Privacy-enabled scalable blockchain network for DeFi.

Axie Infinity
NFT based online gaming.

MINA
Extremely lightweight blockchain.

AKASH
Decentralized cloud computing marketplace.

For more details on each respective blockchain, visit our website at https://www.btcs.com

*As of June 30, 2022, Ethereum represented 74% of the Fair Market Value ("FMV") of all BTCS' Digital Assets. All other Digital Assets held by BTCS did not exceed 6% of the total FMV of the Company's Digital Assets.

BTCS Holdings versus Bitcoin

BTCS has **diversified holdings** focused on next-generation blockchains.
BTCS' holdings have outperformed Bitcoin since the June 18, 2022, crypto market bottom.



BTCS Holdings vs Bitcoin*
BTC
BTCS Holdings (Weighted Average)
120%
100%
80%
60%
40%
20%
0%
% Return
2022 Crypto Bottom
96%
31%
6/18/2022
7/2/2022
7/16/2022
7/30/2022
8/13/2022
Date

*Chart depicts performance from the 2022 crypto market bottom which occurred on June 18, 2022, when both Bitcoin and Ethereum were at their lowest prices in 2022.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization** and **proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization** and **transfer** without the need for trusted intermediaries (banks, exchanges, governments, etc.)

The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.



Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Metaverse – Virtual extension of world



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
Terra
COSMOS
Polkadot
Algorand
CARDANO
AVALANCHE
polygon
Tezos
KUSAMA

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized
Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed
Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Proof-of-Stake Blockchain Mechanics*

What is Staking?

- Staking cryptocurrencies involves supporting the **consensus mechanism** of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Stakers' tokens are locked in network-based **smart contracts** ("staked") with validator nodes as an incentive to ensure transaction verification adheres to the rules of the blockchain network.
- Rewards are typically earned based on the number of tokens staked to a node selected to **validate transactions** on a blockchain.



Token Holders
Blockchain Network
90% Rewards
3
1
Token Holders Delegate Rights
10% Fee
Staking & Transaction Validation
2
Validator Node

1 **Token Holders** ("Delegators") delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.

2 **Validator Node** actively participates in the consensus mechanism and validates transactions.

3 **Blockchain Network** Rewards are distributed by the network to Token Holders and Fees for providing technical infrastructure are sent to Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

Comparison to a More Widely Known Business Model

Asset Held by Individual

- Individual Owns Property
- Individual Holds Crypto

Decision to Monetize Asset

- Property Listed on Airbnb for Rent
- Tokens Staked to BTCS Nodes

Monetizing Activity

- Property Rented
- Transaction Validated

Earnings & Payouts

- Rental Fee: 90% to individual, 10% to airbnb
- Blockchain Rewards: 90% to individual, 10% to BTCS

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS'** platform.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators (like BTCS) earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3 and the growth of NFTs, DeFi, and the Metaverse.

1. Direct Crypto Ownership

2. VC & Private Investments

3. Public Companies

Focus	Overview	Business Model	Investment Options
1st Generation Blockchains	• Digital Currency (i.e., Bitcoin) serves as digital store of value • Proof-of-Work ("PoW") Mining	• Capital Intensive Hardware with no Residual Value • High Energy Consumption • Increasingly Centralized	Nasdaq: Marathon Digital Holdings, IOT, Coinbase, Bakkt, Hut 8 – 28+ Options (Bitcoin Miners & Exchanges) OTC: Grayscale, RocketFuel – 25 Options
Next-Generation Blockchains	• Infrastructure powering • Web 3, NFTs, DeFi, and the Metaverse • Proof-of-Stake Staking	• Highly Scalable, Hardware-Lite • Higher Transaction Throughput • Environmentally Friendly (ESG) • More Decentralized	NEO Exchange: DeFi Technologies, WonderFi, tokens.com, Ether Capital – 4 Options Nasdaq: BTCS, coinbase (Primarily an exchange) – 2 Options

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available, and business models may change.

Management & Board

Management



Charles Allen
Chief Executive Officer & Chairman of the Board



Michal Handerhan
Chief Operating Officer & Director



Michael Prevoznik
Chief Financial Officer



Manish Paranjape
Chief Technology Officer



Adele Carey
Vice President, Investor Relations

Independent Directors



David Garrity
Director



Carol Van Cleef
Director



Charlie Lee
Director

Core Values

- Integrity
- Teamwork
- Trust
- Fairness
- Accountability
- Diversity and Inclusion

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

Staking-as-a-Service ("SaaS") Opportunity

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.

Gold Reserves

$11.8T[(2)]

Bitcoin

$379B[(1)]

Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of digital assets and ownership in **Web 3**.

Estimated Internet Value

(conservative)

$30T

Top 4 Next-Generation Blockchains [(3)]

$241B[(1)]

Sources: (1) CoinMarketCap.com as of 9/6/2022, (2) world gold reserves according to World Gold Council (End-2021), (3) Includes Ethereum, Solana, Cardano and Polkadot
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management.

SaaS Market Opportunity – Fragmented Competition

BTCS expects the Staking-as-a-Service market opportunity to **grow with blockchain network adoption**. We anticipate the market participant structure for the subset of blockchains depicted below to be representative of the much larger PoS market.

Larger, more well-known organizations like **Coinbase** and **Binance** compete as **custodial** staking options (i.e. on exchanges), which represents a small proportion of the overall staking market.

BTCS plans to provide **non-custodial** staking, targeting a more significant and fragmented market opportunity.

Total Staked Value

10 BTCS Secured Blockchains (excluding ETH*)



Custodial
$3B, 9%
~20 Validators
Non-Custodial
$34B, 91%
6k+ Validators

coinbase
BINANCE
kraken

Custodial Staking

- Custodian has control over funds (i.e. private keys)
- Potentially less secure as users do not maintain private keys
- Typically, higher transaction fees

vs.

Non-Custodial Staking

- Users maintain control of private keys and direct staking activities
- Users control safeguarding of their assets
- Lower transaction fees

*The illustrative chart represents data from the top 10 PoS blockchains currently secured by BTCS in addition to excluding ETH also excludes AVAX and AXS.
This slide reflects solely the opinion of BTCS and its management.

Building an Integrated Platform

BTCS' **Digital Asset Platform** has been designed to provide users a **one-stop-shop dashboard** to consolidate crypto portfolio data across multiple exchanges, track cumulative performance, and provide data insights to users while supporting delegation of user tokens to BTCS run validator nodes as part of our planned **non-custodial Staking-as-a-Service** strategy, adding potential to boost BTCS revenue growth through scale.

STAKED TOKENS

GEMINI
Bitstamp
BINANCE
kraken
FTX US
BITTREX
coinbase



- Consolidate crypto position data
- Evaluate performance
- Evaluate portfolio of staked tokens and rewards

Digital Asset Dashboard Beta Version - https://analytics.btcs.com

Digital Asset Platform
(Current Beta Version)



BTCS Analytics
Transactions
Cryptocurrencies
Exchanges
Sort by Date
Received BTC
Gemini
0.00728 BTC
Amount
Sold BTC
Bought ETH
Bought LTC
Dashboard
Transactions
Reports
Settings
Performance Over Time (%)
$846,657.08 USD
+ $169,331.42(20.00%)
Performance
9/20
10/20
11/20
12/20
1/21
2/21
3/21
4/21
5/21
6/21
7/21
8/21
Asset Allocation
$846,657.08 USD
+ $169,331.42(20.00%)
Add Exchange
Asset Allocation
LTC
USD
ETH
ZEC
USDT
ADA
XTZ
ATOM
Capital Gains Report
Gain Type
Realized Gains
Unrealized Gains
Calculation Method
FIFO
LIFO
CRYPTO
GAIN $
BTC
$ 10,123.45
ETH
$ 547.51
KSM
$ 71,256.64
LTC
$ 15.89
Add Exchange
Select exchange
Gemini
Bitstamp
Kraken
Binance.US
Bittrex
FTX-US
Can't find your exchange?
Do not see your exchange? We are constantly adding new exchanges. Please let us know which exchange you would like us to add.
your exchange

Features Under Development / Preview



BTCS Analytics
Dashboard
Analytics
Transactions
Reports
Staking
Log out
Tokens
Portfolio
Cardano
Polkadot
Kusama
Solana
Tezos
Avalanche
Read more
$21,945.17
Avalanche
More coins
Cardano
Polkadot
Kusama
step 1
step 2
step 3
View Currency
$2.08
$19,291
Performance
Staking - APY History
Price vs Fiat
Cardano: Staking Rewards over Time

Industry Overview

Active Development Leading Indicator of Future Value*

The **significant increase** in both total developers and code commits on the Ethereum blockchain indicates its dominance and value proposition.


Monthly Active Developers Since Launch
Total Developers
4,000
3,000
2,000
1,000
0
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
Days Since First Commit
Ethereum
Polkadot
Solana
Cosmos
Bitcoin
Binance Smart Chain
Avalanche
NEAR
Terra
Flow
Stacks
Celo
Fantom
Polygon
Cardano
Tezos
Internet Computer

A **Commit** is an update to the code of a blockchain that is pushed to GitHub a public code repository. It's an indication of the level of software development.

Days Since First Commit is representative of when a blockchain was launched.

Source: Electric Capital, Developer Report, January-December 2021.
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

Developer Interest Driving Real World Blockchain Utility

While Ethereum has the most developers, other next-generation blockchains, many of which are **secured by BTCS**, are gaining tremendous developer interest.

Developers by Month Joined


Developers
4,000
3,000
2,000
1,000
0
636
654
806
741
804
995
1,233
1,419
1,492
1,705
1,633
1,932
2,807
2,556
2,684
2,573
2,706
2,808
2,600
2,583
2,113
2,544
2,217
2,024
2,017
1,729
1,994
1,898
1,921
1,999
2,233
1,840
1,755
1,982
1,632
1,387
1,454
1,555
1,614
1,721
1,716
1,626
1,717
1,762
1,868
2,166
1,682
1,624
1,753
1,998
2,924
2,996
3,314
3,160
2,920
2,914
3,262
3,335
3,305
95
104
103
100
169
259
236
263
258
346
335
264
495
459
486
484
438
724
587
549
460
587
457
357
407
349
364
365
384
376
469
394
380
415
404
311
384
368
378
409
393
349
468
508
625
666
544
500
519
579
711
718
754
695
649
780
798
813
772
Jan 2017
Jan 2018
Jan 2019
Jan 2020
Jan 2021
Date
Other
Ethereum

Source: Electric Capital, Developer Report, January-December 2021.
Statements reflect solely the opinion of BTCS and its management. Developer interest may not result in real-world blockchain utility.

Growing Transition to Proof-of-Stake


WEB 3.0


METAVERSE


DAO

The growth of blockchain adoption and utilization expands opportunities to disrupt current technologies.

The ushering in of Web 3 empowers the **digitization of assets** utilizing blockchain technologies and protocols.

Leading blockchains serve as the underlying infrastructure for Web 3 applications leveraging **Proof-of-Stake** consensus mechanisms for securing and verifying transactions.

The surge in popularity and use cases of blockchain-based applications has driven **innovation** leading to increased speed and reduced carbon footprint.

Ethereum's **merge** headlines the shift from **Proof-of-Work (mining)** to **Proof-of-Stake (staking),** emphasizing the macro transition of technology.


Decentralized Finance
DeFi


NFTs


GAMEFI

What is the Ethereum Merge?

The Merge is a network upgrade and full transition from **Proof-of-Work** to **Proof-of-Stake**. The **network will rely on validators** to verify transactions, eliminating the need for mining.

Post-Merge Highlights

- Energy consumption will be reduced by ~99.95%
- Increased validator rewards
- Faster and cheaper transactions
- Reduced expenses
- Reduction in annual ETH issuance rate, potentially resulting in an increase in demand and price
- The upgrade should make ETH more scalable, secure, and sustainable
- **ETH is BTCS' largest holding**

Ethereum Upgrade Path


The Merge – September 2022
Proof-of-Work
Proof-of-Stake
Beacon Chain Launched
December 2021

This slide reflects solely the opinion of BTCS and its management.

Ethereum Reward Structure - Post Merge

Post-merge, a substantial increase in **ETH Rewards** is expected.



STAKING REWARDS
Pre-Merge Rewards
Post-Merge Rewards
MEV REWARDS
TRANSACTION FEES
PROTOCOL REWARDS

Merge Impact Highlights

The transition to PoS eliminates the mining rewards historically issued to miners, overall reducing the daily ETH issuance rate.

It is forecasted that validator rewards will increase due to a change in the fee structure, with **Transaction Fees** and **Maximum Extractable Value ("MEV")** flowing to validators instead of miners.

The above graphic is for illustrative purposes and is not to scale. Post-merge fees may vary or differ from the illustration. While based on widely available information, this reflects solely the opinion of BTCS and its management.

BTCS

Key Takeaways

Growing and disruptive industry

A dedicated management team with deep industry and capital markets experience

High growth opportunity and scalable business model

79% gross margins, debt free

36% Insider ownership

Robust integrated Staking as-a-Service and data analytics platform nearing launch

BTCS

Key Service Providers

Equity Stock Transfer	Transfer Agent
Nason Yeager Gerson Harris & Fumero, P.A. Attorneys at Law, Est. 1960	Legal Counsel
RBSM LLP Accountants & Advisors	Auditor

Contact Us

Adele Carey

IR Ph: 202-987-8368

Email: ir@btcs.com

www.btcs.com

Mercy Chikowore

Media Requests

Ph: 803-347-6905

Email: mercy@mercyc.com